UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2004

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit 10.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     The following exhibit is filed herewith:

Exhibit Number	Description

10.1	Amendment and Waiver No. 3 to the Credit Agreement among Del Monte Corporation, the lenders party thereto, Bank of America, N.A., as administrative agent, collateral agent, swingline lender and issuing lender, JPMorgan Chase Bank, as syndication agent, Harris Trust and Savings Bank, Morgan Stanley & Co. Incorporated and UBS Warburg LLC, as co-documentation agents, Banc of America Securities LLC and J.P. Morgan Securities Inc., as joint bookrunners and joint lead arrangers, CoBank, ACB, Greenstone Capital, Fleet National Bank, Fortis Capital Corp, Suntrust Bank and United Overseas Bank Ltd., New York Agency, as managing agents, The Bank of New York, Capital Funding, Unit of General Electric Capital Corporation and Union Bank of California, as co-agents, and Banc of America Securities LLC, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and UBS Warburg LLC, as arrangers, and Amendment No. 1 to the guaranty by Del Monte Foods Company

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: February 6, 2004	By:	/s/ James Potter

		Name:	James Potter
		Title:	Secretary